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                                                                   EXHIBIT 10.14

[LOGO]


                          Amendment to Loan Documents

Borrower:      Future Media Productions, Inc.
Address:       25136 Anza Drive
               Valencia, California 91355

Date:          June 17, 1999

     THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Greyrock Capital, a Division of NationsCredit Commercial Corporation (formerly Greyrock Business Credit) ("Greyrock"), whose address is 10880 Wilshire Blvd., Suite 1850, Los Angeles, CA 90024 and the borrower named above ("Borrower").

     The Parties agree to amend the Loan and Security Agreement between them, dated February 26, 1997 (as amended, the "Loan Agreement"), as follows, effective on the date hereof. (This Amendment, the Loan Agreement, any prior written amendments to said agreements signed by Greyrock and Borrower, and all other written documents and agreements between Greyrock and Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1.   Increase Credit Limit. Section 1(1) of the Schedule, which presently
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reads as follows:

               "(1) $20,000,000 at any one time outstanding; or"

is amended to read as follows:

               "(1) $30,000,000 at any one time outstanding; or"

     2.   Equipment Loans. The following Section 1(2)(iii) is hereby added
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to the Schedule, immediately following Section 1(2)(ii):

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                    Greyrock Capital               Amendment To Loan Documents
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          "(iii) Equipment Loans.
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                 (1) Greyrock will make Loans (the "Equipment Loans") to
                 Borrower in an amount equal to 90% of the net purchase price of new equipment purchased and delivered to Borrower after the date hereof and acceptable to Greyrock in its discretion (provided that not more than $15,000,000 in Equipment Loans shall be made hereunder).

                 (2) The "net purchase price" of Equipment means the purchase price thereof, as shown on the applicable invoice, net of all charges for taxes, freight, delivery, insurance, set-up, training, manuals, fees, service charges and other similar items.

                 (3) Equipment Loans shall be made in disbursements of not less than $1,500,000 each.

                 (4) Each Equipment Loan shall be repaid by Borrower to Greyrock in 48 equal monthly payments of principal, commencing on the last day of the first month after such Equipment Loan was disbursed and continuing until the earlier of the date such Equipment Loan has been paid in full or the date this Agreement terminates by its terms or is terminated, as provided in Sections 6.1 - 6.2 above, at which date the entire unpaid principal balance of the Equipment Loans, plus all accrued and unpaid interest thereon, shall be due and payable.

                 (5) Accrued interest on the Equipment Loans shall be paid monthly on the last day of each month as provided in Section
                 1.2 above.

                 (6) Equipment Loans may not be repaid and reborrowed."

     3.   Extension. The Maturity Date, "May 31, 2000", set forth in the
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Schedule to the Loan Agreement, is hereby amended by replacing said date with the date "June 30, 2000".

     4.   Representations True. Borrower represents and warrants to Greyrock
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that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     5.   General Provisions. This Amendment, the Loan Agreement, and the other
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Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions

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of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.


Borrower:                               Greyrock:

FUTURE MEDIA PRODUCTIONS                GREYROCK CAPITAL,
INC.                                    a Division of NationsCredit
                                        Commercial Corporation
By /s/ [ILLEGIBLE]^^
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    President or Vice President         By /s/ [ILLEGIBLE]^^
                                          --------------------------
                                        Title  SVP
                                             -----------------------
By  /s/ [ILLEGIBLE]^^
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   Secretary or Ass't Secretary


                                    CONSENT


     The undersigned, guarantors, acknowledge that their consent to the foregoing Agreement is not required, but the undersigned nevertheless do hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guarantees of the undersigned, all of which are hereby ratified and affirmed. This Consent may be executed in counterparts. This Consent, and the foregoing Agreement, shall be fully effective notwithstanding the fact that Beny Alagem, another guarantor, is not signing this Consent, regardless of any effect his failure to sign may have on his guaranty with respect to Borrower.


/s/ Alex Sandel                              /s/ Jason Brazilay
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Alex Sandel                                  Jason Brazilay

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